Exhibit 10.6

PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Pledge Agreement”) dated as of September 22, 2003 is by and among the parties identified as “Pledgors” on the signature pages hereto and such other parties as may become Pledgors hereunder after the date hereof (collectively the “Pledgors”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H

     WHEREAS, pursuant to that Credit Agreement dated as of August 12, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among BioReliance Corporation, Inc., a Delaware corporation (“BioReliance”), BioReliance (Glasgow) Limited, a Scottish private limited company (the “Foreign Borrower”; together with BioReliance, the “Borrowers”), the Guarantors identified therein (the “Guarantors”), the Lenders identified therein and Bank of America, N.A., as Administrative Agent, Security Trustee and L/C Issuer, the Lenders have agreed to provide credit facilities to the Borrowers; and

     WHEREAS, this Pledge Agreement is required under the terms of the Credit Agreement;

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement. In addition, the following terms, which are defined in the UCC as in effect in the State of New York on the date hereof, are used as defined therein: Accession, Financial Asset, Proceeds and Security. As used herein:

     “Pledged Collateral” has the meaning provided in Section 2.

     “Pledged Shares” has the meaning provided in Section 2.

“Secured Obligations” means, without duplication, (a) all obligations (including the Foreign Obligations) of any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) all obligations under any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party and (c) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including Attorney Costs.

     “Secured Parties” means the holders of the Secured Obligations.

     “Securities Act” means the Securities Act of 1933, as amended.

     “UCC” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

     2.     Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Pledgor hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”:

(a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2)) (“Voting Equity”) and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2)) (“Non-Voting Equity”) owned by such Pledgor of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto (as such schedule may be updated from time to time), in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) and 2(c) below, the “Pledged Shares”), including the following:

(A) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares (in each case in accordance with the provisions set forth in this Section 2(a)); and

(B) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, the Capital Stock of the successor entity formed by or resulting from such consolidation or merger (in each case in accordance with the provisions set forth in this Section 2(a)).

(b) Additional Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of any Person that hereafter becomes a Domestic Subsidiary and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person that hereafter becomes a Foreign Subsidiary, including the certificates (or other agreements or instruments) representing such Capital Stock.

(c) Accessions and Proceeds. All Accessions and all Proceeds of any and all of the foregoing.

     Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Pledged Collateral consisting of Capital Stock owned by such Pledgor to the Administrative Agent as collateral security for the Secured Obligations. Upon delivery to the Administrative Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement and Schedule 2(a) shall be deemed amended to refer to such additional Capital Stock. Notwithstanding anything to the contrary contained herein, the security interests granted under this Pledge Agreement and the provisions hereof shall not extend to any Excluded Property.

     3.     Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations.

     4.     Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

(a) Such Pledgor shall deliver to the Administrative Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor as of the date hereof and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 4(a) attached hereto.

(b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or other equity interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus and such certificate, instrument, option, right or distribution represents Pledged Collateral under Section 2 hereof, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor’s other property and shall deliver it promptly to the Administrative Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Schedule 4(a), to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(c) Financing Statements. Each Pledgor authorizes the Administrative Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or other instruments as the Administrative Agent may from time to time reasonably deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. The collateral descriptions on any such financing statements may be broader or more general than the description of the Pledged Collateral under this Pledge Agreement. Each Pledgor shall deliver to the Administrative Agent such agreements, assignments or instruments as the Administrative Agent may reasonably request to assure the Administrative Agent of the continued priority and perfection of the security interests granted hereunder.

     5.     Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that as of the date hereof, the date of each

Request for Credit Extension (excluding conversions and continuations) and the date of each Credit Extension:

(a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person.

(b) Title. Such Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Shares of such Pledgor.

(c) Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any applicable Law or any material contractual restriction binding on or affecting a Pledgor or any of its property.

(d) Pledgor’s Authority. Subject, in the case of any Pledged Collateral issued by a Foreign Subsidiary of such Pledgor, to applicable Law, no authorization, approval or action by, and no notice or filing (except, as applicable, UCC financing statements and continuation statements) with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by such Pledgor or for the granting of the security interest by such Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Administrative Agent of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

(e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral. Subject, in the case of any Pledged Collateral issued by a Foreign Subsidiary of such Pledgor, to applicable Law, (i) delivery of the certificates evidencing such Pledged Collateral to the Administrative Agent, together with duly executed stock powers in respect thereof, will perfect and establish the first priority of the Administrative Agent’s security interest in any certificated Pledged Collateral of such Pledgor that constitutes a Security, (ii) filing of appropriate UCC financing statements in the appropriate filing offices in the jurisdiction of organization of such Pledgor or obtaining “control” over such interests in accordance with the provisions of Section 8-106 of the UCC will perfect and establish the first priority of the Administrative Agent’s security interest in any uncertificated Pledged Collateral of such Pledgor that constitutes a Security, (iii) the filing of appropriate UCC financing statements in the appropriate filing offices in the jurisdiction of organization of such Pledgor will perfect and establish the first priority of the Administrative Agent’s security interest in any Pledged Collateral of such Pledgor that does not constitute a Security, and (iv) except as set forth in this Section 5(e), no action is necessary to perfect the security interests granted by such Pledgor under this Pledge Agreement.

(f) Partnership and Membership Interests. Except as previously disclosed to the Administrative Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

(g) No Other Interests. Subject to Section 7.13 of the Credit Agreement, no Pledgor owns any Capital Stock in any Subsidiary other than as set forth on Schedule 2(a) attached hereto.

     6.     Covenants. Each Pledgor hereby covenants, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated, such Pledgor shall:

(a) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

(b) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including any and all action necessary to satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including and if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

(c) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(d) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(e) Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

     7.     Advances by the Administrative Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis (subject to Section 25) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate specified in the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     8.     Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any other documents relating to the Secured Obligations, or by law (including levy of attachment and garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Pledged Collateral.

(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 8 and without notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Secured Party may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 16 at least ten days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and the Administrative Agent may, in such event, bid for the purchase of such Pledged Collateral.

(d) Retention of Pledged Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency (subject to Section 25), together with interest thereon at the Default Rate specified in the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the reasonable costs of collection and Attorney Costs. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned promptly to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     9.     Rights of the Administrative Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Pledged Collateral, all as the Administrative Agent may reasonably deem appropriate;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

(v) to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

(viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

(ix) to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably deem appropriate;

(x) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to Section 8; and

(xi) to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Pledged Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

     (b) Assignment by the Administrative Agent. The Administrative Agent may, pursuant to Section 10.09 of the Credit Agreement, from time to time assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

     (c)  The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral, and the Administrative Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

     (d)  Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

(ii) Upon the occurrence and during the continuance of an Event of Default and following delivery by the Administrative Agent to BioReliance of notice of its intent to exercise the voting and other consensual rights that the Pledgors would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection, all rights of the Pledgors to exercise such rights shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall then have the sole right to exercise such voting and other consensual rights.

     (e)  Dividend Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b), each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

(ii) Upon the occurrence and during the continuance of an Event of Default:

(A) all rights of a Pledgor to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Administrative Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

(B) all dividends and interest payments that are received by a Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(f) Release of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien (subject to Permitted Liens on all Pledged Collateral not expressly released or substituted.

     10.     Rights of Required Lenders. Upon resignation of the Administrative Agent pursuant to the provisions of Section 10.09 of the Credit Agreement, and until such time, if any, that a successor administrative agent accepts appointment pursuant to the terms thereof, the Required Lenders shall be entitled to all of the rights, remedies and indemnities (and to the extent of the exercise by the Required Lenders of such rights and remedies and claims by the Required Lenders with respect to such indemnities, subject to all of the duties and obligations) of the Administrative Agent hereunder.

     11.     Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     12.     Costs of Counsel. At all times hereafter, whether or not upon the occurrence of an Event of Default, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses (including Attorney Costs) of the Administrative Agent (a) as required under Section 11.04 of the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any of the Pledged Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

     13.     Continuing Agreement.

(a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Administrative Agent shall, promptly upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including Attorney Costs) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     14.     Amendments and Waivers. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

     15.     Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement (other than as expressly permitted thereunder). To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each Secured Party, their respective successors and assigns and their respective officers, attorneys, employees and agents, from any liability for any act or omission or any error of judgment or mistake of fact or of law relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Secured Party, or their respective officers, attorneys, employees or agents.

     16.     Notices. All notices required or permitted to be given under this Pledge Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

     17.     Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

     18.     Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

     19.     Governing Law; Submission to Jurisdiction; Venue.

(a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the state or federal courts located in Charlotte, North Carolina, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 16, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

(b) Each Pledgor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     20.     Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     21.     Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     22.     Entirety. This Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

     23.     Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

     24.     Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Pledge Agreement, under any of the other Credit Documents or under any other document relating to the Secured Obligations.

     25.     Joint and Several Obligations of Pledgors.

     (a)  Subject to subsection (c) of this Section 25, each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

     (b)  Subject to subsection (c) of this Section 25, each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Credit Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

     (c)  Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any other applicable Debtor Relief Law (including any comparable provisions of any applicable state law).

     26.     Conditional Exclusion from Pledged Collateral. Notwithstanding anything to the contrary contained herein, if and to the extent that the Security Trustee or the Administrative Agent has a valid, perfected and first priority security interest in all of the Capital Stock of any Foreign Subsidiary required to be pledged under Section 7.13 of the Credit Agreement pursuant to a Foreign Pledge Agreement governed by and in accordance with the laws of the country and/or jurisdiction in which such Foreign Subsidiary is located, then such Capital Stock shall be deemed to be excluded from the terms and provisions of this Pledge Agreement and shall not constitute Pledged Collateral hereunder.

[signature pages follow]

     Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:	BIORELIANCE CORPORATION, a Delaware corporation

By:

Name: Title:

BIORELIANCE VIRAL MANUFACTURING, INC., a Delaware corporation

By:

Name: Title:

BIORELIANCE MANUFACTURING, LLC, a Delaware limited liability company

By:

Name: Title:

BIORELIANCE TESTING AND DEVELOPMENT, LLC, a Delaware limited liability company

By:

Name: Title:

BIORELIANCE ACQUISITIONS, INC. , a Delaware corporation

By:

Name: Title:

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:
Title:

Schedule 2(a)

PLEDGED STOCK

		Number of	Certificate
Pledgor	Issuer	Shares	Number	Percentage Ownership

BioReliance Corporation
[Domestic Guarantors]

Schedule 4(a)

FORM OF
IRREVOCABLE STOCK POWER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of                            [ISSUER], a                :

No. of Shares	Certificate No.

and irrevocably appoints                                its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

[HOLDER]

By:

Name: Title: